Other operating income (expenses) (Details) - BRL (R$) R$ in Thousands		6 Months Ended
		Jun. 30, 2018	Jun. 30, 2017
Other operating income (expenses) [Abstract]
Gain on sale of aircraft (Note 11)		R$ 9,564	R$ 0
Gain on sale of property, plant and equipment		2,131	46
Donations		(1,550)	(1,972)
Realization of tax credit relating to prior periods	[1]	1,110	7,498
Other operating (expenses) income, net		(2,537)	6,196
Total		R$ 8,718	R$ 11,768

[1]	Taxes paid in connection with the acquisition of materials and equipment, which Estre has not used to offset against the payment of other taxes in the years in which such receivables were generated, but that as a result of a further analysis of the applicable tax law, Estre subsequently recognized as recoverable taxes against income.